July 2017

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

2016 Sales: $397 Million Sales by Market:  Transportation – 65%  Industrial – 17%  Medical – 8%  Defense / Aerospace – 5%  Information Technology – 3%  Communications – 2% Sales by Region:  Americas – 57%  Asia – 31%  Europe – 12% Our Company Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 16 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,000 Globally Note: Sales by market and region based on trailing twelve months sales as of June 30, 2017 3

Our History - 120 Years of Innovation 4

Our Vision and Value Proposition We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. 5

CTS Addressable Markets Growing to $6B by 2020 with Mid- Single Digit Growth Rates 6  Hydrophones for sonar applications  Military communication Organic Growth Drivers  100GB & 400GB Wireline Networks  Small Cell Deployment  3D and textile printing  New products for industrial controls  Actuators for harsh environments  RF Sensing for particulate filters  Medical 3D/4D ultrasound  HMI Control for medical devices Def/Aero Communications Industrial / IT Transportation Market Medical Product Categories

Product Applications in Passenger and Commercial Vehicles Engine Efficiency  Accelerator Pedal Module  Current Sensor  Gear Position Sensor  Throttle Position Sensor  Turbo Actuator  Turbo Position Sensor  Variable Valve Lift Sensor Key Customers New European Customer #1 New European Customer #2 7 Fuel Handling  Contacting Fuel Level Card Chassis / Driveline  Air Grill Shutter Actuator  Brake Pedal Sensor  Chassis Height Sensor  Transmission Speed Sensor  Transmission Range Sensor  Wheel Speed Sensor Occupant Safety  Seat Belt Buckle Switch  Seat Belt Tension Sensor  Seat Track Position Sensor Exhaust Management / Aftertreatment  EGR Position Sensor  DPF RF Sensor

Key Customers Industrial Printers, HVAC, Automation and Safety Products  Piezo micro-actuators  Switches  Encoders  Frequency Control  EMI Filters  Flow meter transducers Product Applications in Industrial 8 Industrial Inkjet Printers Industrial HVAC

Key Customers Military Sonar and Communication Products  Piezo hydrophones  Piezo sonar arrays  Frequency Control  EMI Filters Product Applications in Defense / Aerospace 9 Unmanned Aerial Vehicles (UAV) Maritime Applications

Product Applications in Medical Key Customers Ultrasound / IVUS, Infusion Pumps, CPAPs and other medical devices  Single Crystal Piezo  Bulk Piezo  Encoders  Frequency Control  Piezo micro-valves  Switches  Joysticks 10 Ultrasound Equipment Infusion Pumps CPAP Machines

Positioning for Growth with Fundamental Market Trends 11 Autonomous Vehicle SMART Smart Home/ Building Unmanned Aerial Vehicles (Drones) Improved Medical Diagnosis Fuel Efficiency/ Vehicle Electrification Miniaturization Energy Harvesting EFFICIENT Green Buildings Diagnos Remote Monitoring Industry 4.0 Internet of Things 5G & Small Cells CONNECTED Elec ifi io Communications Information Technology Transportation IndustrialMedical Defense & Aerospace Moni or 5G mall emote

Organic Growth 12 $299 $484 $560 $488 2013 2014 2015 2016 New Business Awards Organic Growth around Sense, Connect and Move 1Q Not Reported Total Booked Business Note: Total Booked Business represents open purchase orders, contractual commitments, and the total expected lifetime revenue from business awarded to CTS in multi-year platform awards. ($ Millions) Dec 2016 Jun 2017 $319 $194 $1,518 $1,542 Expected to ship in 2017

Targeted Acquisitions 13 Disciplined approach to acquisitions:  Returns in excess of cost of capital  Accretive to earnings  Maintain balance sheet strength  Synergy opportunities  Targeting 10% growth (both inorganic and organic) Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio Strengthen Customer Relationships

The Road Ahead of Us LV I M CV C/IT AD LV/CV I C AD M IT/O LV I M CV C/IT AD 30-50% 20-30% 10-20% 10-20% 10-20% 5-15% Targeted End Markets Light Vehicles Industrial Medical Comm. / IT Commercial Vehicles Aviation/Defense EMS Divestiture Front End Refocus New Customers Regional Expansion Organic Projects M&A Legend: AD: Aviation/Defense C: Communications CV: Commercial Vehicles I: Industrial IT: Information Technology LV: Light Vehicles M: Medical O: Others Organic Growth Innovation M&A LV/CV I C DA M O 14

Noliac Acquisition Multilayer (Tape cast)  Founded in 1997, facilities in Denmark and Czech Republic  Designer and manufacturer of tape cast and bulk piezoelectric material as well as transducers for use in the telecommunications, industrial, medical and defense industries  Acquisition rationale: ‒ Tape cast capability – Doubles available market of piezoelectric material along with Bulk piezo ‒ European presence and customer base ‒ Transducer capability and expertise – vertical integration with higher value add and ASP ‒ Backup foundry capability – European foundry supplements existing US foundry Wide range of stack and multilayer actuators 15 Bulk Hard and soft PZT materials Transducers Sensor and Transducer, design and development

$409 $404 $382 $397 2013 2014 2015 2016 2017E Sales $0.82 $0.97 $0.93 $1.08 2013 2014 2015 2016 2017E Adjusted Earnings Per Share $420 Note 1: Sales are from continuing operations. Adjusted EPS is as reported. Note 2: 2017E represents guidance provided on July 27, 2017. Annual Financial Performance Trend 16 $405 $1.22 $1.12 ($ Millions except Adjusted Earnings Per Share) Q2 YTD Actual $206 Booked Business $194 Q2 YTD Actual $0.54

Equity 78% Debt 22% $135 $157 $114 $108 $75 $91 $90 $94 2014 2015 2016 Q2 2017 Note 1: Change in Cash/Debt in 2016 due to Single Crystal Acquisition Note 2: Total available credit increased from $200M to $300M in 2Q 2016 Capital Structure Cash and Debt Net Debt $(60) $(66) Current Capital Structure DebtCash $(24) $(14) 17 ($ Millions except percentages)

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales* 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach Growth AcquisitionsInvestment Dividends & Buybacks 18 *6-8% in 2017 and 2018

Financial Framework 19 2012 2016 Long-Term Target Range Gross Margin 30.0% 35.4% 34-37% SG&A Expense 20.7% 15.5% 13-15% R&D Expense 6.9% 6.1% 5-7% CapEx 2.6% 5.2% ~4%* Targeting 10% Annual Growth (Organic + Inorganic) *6-8% in 2017 and 2018

Appendix 20

CTS Core Values 21

Financial Summary Note 1: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Note 2: All figures are from continuing operations except for Adjusted Diluted EPS (As Reported), Operating Cash Flow and Total Debt / Capitalization ($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS (As Reported) Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization 2015 $382.3 $0.93 $39.1 24.4% $16.3 2014 $404.0 $0.97 $33.3 20.6% $17.0 2013 $409.5 $0.82 $37.6 20.2% $17.3 2012 $304.5 $0.64 $41.7 36.4% $13.5 Adjusted EBITDA Adjusted EBITDA % of Sales $60.9 15.9% $66.5 16.5% $54.5 13.3% $28.6 9.4% 2016 $396.7 $1.08 $47.2 22.1% $19.0 $77.4 19.5% 22 Gross Margin Gross Margin % of Sales $127.1 33.2% $130.0 32.2% $121.4 29.6% $91.5 30.0% $140.4 35.4% Q2 2017 YTD $205.8 $0.54 $23.3 21.8% $9.7 $37.6 18.3% $70.0 34.0%

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA 23 2017 2016 2017 2016 2016 2015 2014 2013 2012 Net earnings from continuing operations 10.0$ 14.5$ 18.5$ 22.4$ 34.4$ 7.0$ 26.5$ 2.0$ 13.5$ Depreciation and amortization expense 5.0$ 4.9$ 9.7$ 8.9$ 19.0$ 16.3$ 17.0$ 17.3$ 13.5$ Interest expense 0.7$ 1.0$ 1.4$ 1.8$ 3.7$ 2.6$ 2.3$ 3.3$ 2.6$ Tax expense 4.0$ 7.7$ 7.7$ 11.8$ 22.9$ 5.3$ 12.8$ 16.1$ 1.0$ EBITDA from continuing operations 19.7$ 28.1$ 37.3$ 44.9$ 80.0$ 31.2$ 58.6$ 38.6$ 30.5$ Charges (credits) to EBITDA from continuing operations: Restructuring charges 0.7$ 0.2$ 1.5$ 0.2$ 3.0$ 15.2$ 7.9$ 11.8$ 4.5$ Loss (gain) on sale-leaseback -$ 0.1$ -$ 0.1$ 0.1$ -$ -$ -$ (10.3)$ Gain on sale of facilities, net of expenses -$ (11.1)$ -$ (11.1)$ (11.1)$ -$ -$ -$ -$ Non-recurring environmental charge -$ -$ -$ -$ -$ 14.5$ -$ -$ -$ Foreign currency (gain) loss (1.1)$ 1.3$ (1.5)$ 1.5$ 3.8$ -$ -$ -$ -$ Legal costs, transaction costs, and CEO search costs 0.3$ -$ 0.3$ 0.8$ 0.8$ -$ -$ 4.1$ 3.9$ Lease termination charge -$ -$ -$ -$ 0.8$ -$ -$ -$ -$ Total adjustments to reported operating earnings from continuing operations (0.1)$ (9.5)$ 0.3$ (8.5)$ (2.6)$ 29.7$ 7.9$ 15.9$ (1.9)$ Adjusted EBITDA from continuing operations 19.6$ 18.6$ 37.6$ 36.4$ 77.4$ 60.9$ 66.5$ 54.5$ 28.6$ Sales from continuing operations 105.7$ 98.7$ 205.8$ 195.4$ 396.7$ 382.3$ 404.0$ 409.5$ 304.5$ Adjusted EBITDA as a % of sales from continuing operations 18.5% 18.9% 18.3% 18.6% 19.5% 15.9% 16.5% 13.3% 9.4% Full YearQ2 Year-to-Date

Regulation G Schedules Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization 24 * Includes discontinued operations 2017 2016 2017 2016 2016 2015 2014 2013 2012 2013 2012 Diluted earnings (loss) per share 0.30$ 0.44$ 0.55$ 0.67$ 1.03$ 0.21$ 0.78$ 0.06$ 0.39$ (0.12)$ 0.59$ Tax affected charges (credits) to reported diluted earnings per share: Restructuring charges 0.01$ -$ 0.03$ -$ 0.06$ 0.40$ 0.18$ 0.28$ 0.10$ 0.28$ 0.19$ Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities -$ -$ -$ -$ 0.07$ -$ 0.01$ -$ -$ -$ -$ Gain on sale-leaseback -$ -$ -$ -$ -$ -$ -$ -$ (0.23)$ -$ (0.23)$ Gain on sale of facilities, net of expenses -$ (0.21)$ -$ (0.21)$ (0.22)$ -$ -$ -$ -$ -$ -$ Legal costs, transaction costs, and CEO search costs 0.01$ -$ 0.01$ 0.01$ 0.02$ -$ -$ 0.07$ 0.09$ 0.07$ 0.09$ Lease termination charge -$ -$ -$ -$ 0.02$ -$ -$ -$ -$ -$ -$ EMS divestiture -$ -$ -$ -$ -$ -$ -$ -$ -$ 0.25$ -$ Non-recurring environmental charge -$ -$ -$ -$ -$ 0.27$ -$ -$ -$ -$ -$ Foreign currency (gain) loss (0.03)$ 0.03$ (0.04)$ 0.04$ 0.09$ -$ -$ -$ -$ -$ -$ Tax impact of cash repatriation -$ -$ -$ -$ -$ 0.26$ -$ 0.31$ -$ 0.31$ -$ Tax impact of U.K. deferred tax asset write-off -$ -$ -$ -$ -$ -$ -$ 0.03$ -$ 0.03$ -$ (Decrease) increase in recognition of foreign valuation allowance (0.01)$ -$ (0.01)$ -$ 0.03$ 0.10$ -$ -$ -$ -$ -$ Increase in reserve on uncertain tax benefits -$ -$ -$ -$ -$ 0.17$ -$ -$ -$ -$ -$ Tax impact of non-recurring stock compensation charge -$ -$ -$ -$ (0.02)$ -$ -$ -$ -$ -$ -$ Change in treatment of certain foreign taxes -$ -$ -$ -$ -$ (0.48)$ -$ -$ -$ -$ -$ Adjusted diluted earnings per share 0.28$ 0.26$ 0.54$ 0.51$ 1.08$ 0.93$ 0.97$ 0.75$ 0.35$ 0.82$ 0.64$ Full Year - From Continuing Operations Full Year - As Reported *Year-to-DateQ2 2017 2016 2016 2015 2014 2013 2012 Total debt (A) 93.9$ 110.8$ 90.1$ 90.7$ 75.0$ 75.0$ 153.5$ Total shareholders' equity (B) 336.5$ 302.6$ 317.9$ 281.7$ 289.8$ 296.9$ 267.8$ Total capitalization (A+B) 430.4$ 413.4$ 408.0$ 372.4$ 364.8$ 371.9$ 421.3$ Total debt to capitalization 21.8% 26.8% 22.1% 24.4% 20.6% 20.2% 36.4% As of December 31Q2